UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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GLOBAL MED TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL MED TECHNOLOGIES, INC. 12600 West Colfax, Suite C-420 Lakewood, Colorado 80215

Dear Shareholder:

     You are cordially invited to attend the Special Meeting (the “Meeting”) of shareholders of Global Med Technologies, Inc., a Colorado corporation (the “Company”). The Meeting will be held on Wednesday, November 12, 2008, at 3:00 p.m., Central time, at VASCO Data Security International, Inc., 1901 S. Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181.

     Your vote is important. If you own shares of the Company’s common stock, we encourage you to vote your proxy either on the Internet, by telephone, or by mailing in your enclosed proxy card. If you own shares of the Company’s Series A Convertible Preferred Stock we encourage you to vote your proxy by mailing in your enclosed proxy card. In either case, please return your proxy as soon as possible so that your shares will be present and voted at the meeting even if you cannot attend.

     We hope to see you at the meeting.

Sincerely,

Michael I. Ruxin, M.D.
Chairman of the Board and Chief Executive Officer

Lakewood, Colorado _______, 2008

GLOBAL MED TECHNOLOGIES, INC. 12600 West Colfax, Suite C-420 Lakewood, Colorado 80215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVMBER 12, 2008, AT 3:00 P.M.

     NOTICE IS HEREBY GIVEN that the Special Meeting (the “Meeting”) of shareholders of Global Med Technologies, Inc., a Colorado corporation (the “Company”), will be held on November 12, 2008, at 3:00 p.m., Central time, at VASCO Data Security International, Inc., 1901 S. Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 for the following purposes, as more fully described in the attached Proxy Statement:

     1.   To elect (i) two Class I Directors for a term of three years, (ii) two Class II Directors for a term of two years and (iii) one Class III Director for a term of one year, each to serve on the Company’s Board of Directors until their successors are duly elected and qualified;

     2.   To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to permit shareholders to take action by less than unanimous written consent;

     3.   To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the current fiscal year; and

     4.   To consider and act on any other matters that may properly come before the Meeting or any postponement or adjournment thereof.

     The Company’s Board of Directors has fixed the close of business on October 1, 2008 as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Only those shareholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008.

     The Company’s Board of Directors is making this proxy solicitation. Subject to the restrictions described in the attached Proxy Statement, all shares of the Company’s common stock that are presented by properly executed and unrevoked proxies received by the Company’s selected vendor to tabulate the vote of the Company’s common stockholders, Computershare, prior to the Special Meeting, will be voted and all shares of the Company’s Series A Convertible Preferred Stock that are presented by properly executed and unrevoked proxies received by the Company, prior to the Special Meeting, will be voted.

     A complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours commencing two days after the date of this notice at the Company’s offices located at 12600 West Colfax, Suite C-420, Lakewood, Colorado 80215.

IMPORTANT

     All shareholders entitled to vote are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy (the “Proxy”) as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,

Michael I. Ruxin, M.D.
Chairman of the Board and Chief Executive Officer

___________, 2008

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND, AS SOON AS POSSIBLE, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, OR, IF YOU ARE A COMMON SHAREHOLDER, YOU MAY ALSO VOTE YOUR PROXY VIA TELEPHONE OR INTERNET.

PROXY STATEMENT
TABLE OF CONTENTS

ABOUT THE MEETING	1
What is the purpose of the Meeting?	1
Who is entitled to vote?	1
Who can attend the Meeting?	1
What constitutes a quorum?	1
How do I vote by proxy?	2
What if I do not specify how my shares are to be voted?	2
Can I change my vote after I return my proxy card?	2
What if other matters come up at the Meeting?	2
Can I vote in person at the Meeting rather than by completing the Proxy Card?	2
What do I do if my shares are held in “street name”?	2
How are votes counted?	2
Who pays for this proxy solicitation?	3
What vote is required to approve each item?	3
What are the Board’s recommendations?	3
SHAREHOLDER PROPOSALS PROPOSAL NO. 1 - ELECTION OF DIRECTORS	5
General	5
Nominees for Class II Director Whose Terms Expire in 2010	5
Nominee for Class III Director Whose Term Expires in 2009	6
BOARD OF DIRECTORS	6
Communications with the Board of Directors	6
Meetings	6
Committees of the Board of Directors	6
Code of Ethics	7
Director Independence	7
Director Compensation	7
Legal Proceedings	8
Recommendation of the Board	8
EXECUTIVE OFFICERS AND DIRECTORS	9
Officers of the Company	9
No Family Relationships	9
Section 16(a) Beneficial Ownership Reporting Compliance	9
Legal Proceedings	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY	11
EXECUTIVE COMPENSATION AND RELATED MATTERS	13
Stock Option Plans and Other Issuances	14
Option Grants Table	15
Long-Term Incentive Plan (“LTIP”) Awards Table	15
Employment Agreements and Other Arrangements	15
Certain Relationships and Related Transactions	17
Equity Compensation Plan Information	17
PROPOSAL NO. 2 – TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF
INCORPORATION TO PERMIT SHAREHOLDERS TO TAKE ACTION BY LESS THAN
UNANIMOUS WRITTEN CONSENT	19
Overview	19
Authorization for Shareholder Action by Written Consent	19
Recommendation of the Board	19
PROPOSAL NO. 3 –
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL 2008	20
Recommendation of the Board	20
AUDIT COMMITTEE REPORT	21
Fees of Independent Registered Accounting Firm	21

MANNER IN WHICH THE PROXIES WILL BE SOLICITED AND VOTED	23
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	23
OTHER MATTERS	23
WHERE YOU CAN FIND MORE INFORMATION	23

EXHIBIT A – FORM OF CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
INCORPORATION

GLOBAL MED TECHNOLOGIES, INC. 12600 West Colfax, Suite C-420 Lakewood, Colorado 80215 _____________________________________________ PROXY STATEMENT _____________________________________________

     This Proxy Statement contains information related to the Special Meeting (the “Meeting”) of shareholders of Global Med Technologies, Inc., a Colorado corporation (the “Company”), to be held on Wednesday, November 12, 2008, at 3:00 p.m., Central time, at VASCO Data Security International, Inc., 1901 S. Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, and any postponements or adjournments thereof. The Company is making this proxy solicitation. It is anticipated that this Proxy Statement and the enclosed proxy card (the “Proxy”) will be sent to the Company’s shareholders on or about ________, 2008.

ABOUT THE MEETING

What is the purpose of the Meeting?

     At the Meeting, shareholders will act upon the matters outlined in the “Notice of Special Meeting,” which appears as the cover page of this Proxy Statement, including (1) the election of two Class I Directors, two Class II Directors and one Class III Director, (2) the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to permit shareholders to take action by less than unanimous written consent, (3) the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC (“Ehrhardt Keefe”) as the Company’s independent registered public accounting firm for the current fiscal year and (4) any other matters that may properly come before the Meeting or any postponement or adjournment thereof.

Who is entitled to vote?

     Only shareholders of record on the close of business on October 1, 2008 (the “Record Date”), are entitled to receive notice of the Meeting and to vote the shares of common stock of the Company, par value $0.01 per share (“Common Stock”), and shares of Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), that they held on the Record Date at the Meeting, or any postponements or adjournments thereof. The holders of the Common Stock and Series A Preferred Stock may vote on all matters presented to the Meeting and will vote together as a class. Each outstanding share of Common Stock entitles the holder to one vote. Each outstanding share of Series A Preferred Stock (on an as converted basis as described below) entitles the holder to the number of votes equal to the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock as of the Record Date. Each share of Series A Preferred Stock is convertible into approximately 1,388 shares of Common Stock (assuming that fractional shares are paid in cash by the Company). The terms of the Company’s Series A Preferred Stock further provide that no holder of Series A Preferred Stock may have aggregate voting rights, on an as converted basis, in excess of 9.99% of the then issued and outstanding shares of Common Stock (including shares of Common Stock beneficially owned by such holder). As of the Record Date, there were ____ shares of Common Stock and ____ shares of Series A Preferred Stock outstanding. On an as converted basis, the holders of Series A Preferred Stock are entitled to cast votes equivalent to an aggregate of _____ shares of Common Stock. Accordingly, there are a total of _____ shares entitled to vote. For information regarding security ownership by management and by 5% or greater shareholders, see “Security Ownership of Certain Beneficial Owners and Management of the Company,” below.

Who can attend the Meeting?

     All shareholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 2:00 p.m., and seating will begin at 2:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

What constitutes a quorum?

One-third of the outstanding shares entitled to vote, represented in person or by proxy, constitutes a quorum for the Meeting.

1

How do I vote by proxy?

     Follow the instructions on the enclosed Proxy Card to vote on each proposal to be considered at the Meeting. Sign and date the Proxy Card and mail it back to the Company in the enclosed envelope. If you own shares of Common Stock as of the Record Date then you may also vote with respect to those shares by Internet or telephone as described in the Voting Instruction Form. The proxy holders named on the Proxy Card will vote your shares as you instruct. If you sign and return the Proxy Card but do not vote on a proposal, the proxy holders will vote for you on that proposal.

What if I do not specify how my shares are to be voted?

     For “Proposal No. 1 - Election of Directors”, if you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors (the “Board”).

     For “Proposal No. 2 – Amendment of Amended and Restated Articles of Incorporation”, if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a vote against the amendment of the Company’s Amended and Restated Articles of Incorporation.

     For “Proposal No. 3 – Ratification of Selection of Independent Registered Public Accounting Firm For Fiscal 2008”, if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a vote for the ratification of the selection of Ehrhardt Keefe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

What if other matters come up at the Meeting?

     The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If other matters are properly presented at the Meeting, the proxy holders will vote your shares as they see fit.

Can I vote in person at the Meeting rather than by completing the Proxy Card?

     Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

     If you hold your shares in “street name” through a broker or other nominee, and you do not tell the nominee by November 11, 2008, how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Meeting. If you intend to vote your street name shares in person at the Meeting, you will need to obtain a “Legal Proxy” from your brokerage firm.

How are votes counted?

     We will hold the Meeting if holders of one-third of the total shares of Common Stock and Series A Preferred Stock (on an as converted basis) entitled to vote either sign and return their Proxy Cards or attend the Meeting. If you sign and return your Proxy Card, your shares will be counted to determine whether the Company has a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

2

Who pays for this proxy solicitation?

     The Company will pay all the costs of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of the Company’s employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

What vote is required to approve each item?

     Election of Directors. At the Meeting, five director-nominees are standing for election to the Board. Two director-nominees are standing for election to the Board as Class I Directors to serve for a term of three years, two director-nominees are standing for election to the Board as Class II Directors to serve for a term of two years and one director-nominee is standing for election to the Board as a Class III Director to serve for a term of one year. Each director-nominee will serve on the Board until their successors are duly elected and qualified. Director-nominees will be elected by a plurality of the votes cast by holders of the Common Stock and Series A Preferred Stock (on an as converted basis), voting together as a class, represented in person or by proxy at the Meeting. This means that the director-nominees will be elected if they receive more affirmative votes cast by holders of the Company’s Common Stock and Series A Preferred Stock (on an as converted basis) than any other person. A properly executed proxy marked “Withheld” with respect to the election of any director-nominee will not be voted with respect to such director-nominee indicated, although it will be counted for purposes of determining whether there is a quorum.

     Amendment to Amended and Restated Articles of Incorporation. For the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to permit shareholders to take action by less than unanimous written consent, the affirmative vote of a majority, as of the Record Date, of the outstanding shares of Common Stock and Series A Preferred Stock (on an as converted basis) voting together as a single class will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal 2008. The affirmative vote of a majority of shares of Common Stock and Series A Preferred Stock (on an as converted basis), present in person or represented by proxy and voted at the Meeting, will be required for the ratification of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Other Matters. For most other matters that properly come before the Meeting, the affirmative vote of a majority of shares of Common Stock and Series A Preferred Stock (on an as converted basis), present in person or represented by proxy and voted at the Meeting, will be required. With respect to certain matters that may come before the Meeting a separate class vote of the Series A Preferred Stock may be required. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What are the Board’s recommendations?

     Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

  For the election of the five director-nominees that the Board has recommended;
  For the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to permit shareholders to take action by less than unanimous written consent; and
  For the ratification of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered publicaccounting firm for the fiscal year ending December 31, 2008.

     With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

4

SHAREHOLDER PROPOSALS PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

     A Board of five directors is to be elected at the Meeting. The Company’s Amended and Restated Articles of Incorporation provide that the Board shall be divided into three classes of directors and that the members of each class of directors will be elected to serve staggered three-year terms. Under the Company’s Bylaws, members of the Board are elected at an annual or special meeting of shareholders. Directors are elected by a plurality of the votes cast by holders of the Common Stock and Series A Preferred Stock (on an as converted basis), voting together as a class, represented in person or by proxy at the Meeting. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation.

Directors Standing for Election

     The terms of all classes of directors have expired since the last meeting of shareholders and therefore it is necessary to elect directors for all three classes at the Meeting. The Company intends that at each subsequent annual meeting, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term. The nominees for Class I Director to serve for a three-year term expiring in 2011 are Michael I. Ruxin, M.D. and Thomas F. Marcinek. The nominees for Class II Director to serve for a two-year term expiring in 2010 are Robert R. Gilmore and Sarah L. Eames. The nominee for Class III Director to serve for a one-year term expiring in 2009 is T. Kendall Hunt. All of the nominees for director currently serve as members of the Board.

     In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified.

      The following summarizes certain information about each nominee for director.

Nominees for Class I Director Whose Terms Expire in 2011

     Michael I. Ruxin, M.D., Chairman of the Board and Chief Executive Officer

     Dr. Ruxin, age 62, is the founder of the Company and has served as an officer and director of the Company since its incorporation in 1989 and is currently the Company’s Chairman and Chief Executive Officer. Dr. Ruxin received a B.A. degree from the University of Pittsburgh and a M.D. degree from the University of Southern California. Dr. Ruxin is a licensed physician in California and Colorado.

     Thomas F. Marcinek, President, Chief Operating Officer and Director

     Mr. Marcinek, age 54, has served as a director of the Company since March 31, 2006 and as the Company’s President and Chief Operating Officer since March 1998. Mr. Marcinek received his B.A. degree from St. Mary's College of California.

Nominees for Class II Director Whose Terms Expire in 2010

     Robert R. Gilmore, Director

     Mr. Gilmore, age 56, has served as a director of the Company and as Chairman of the Board’s Audit Committee since March 31, 2006. Mr. Gilmore became a member of the Board’s Compensation Committee on October 26, 2007. Since May 2006, Mr. Gilmore has served as the Chief Financial Officer of NextAction Corporation, a private company engaged in multi-channel direct marketing using technology based proprietary lead generation methods for the retail industry. Previously, Mr. Gilmore served as an independent financial consultant to a number of companies, including NextAction Corporation. Mr. Gilmore served as the Chief Financial Officer of Teamshare, Inc., a software company, from 2000 to 2002. Mr. Gilmore is a director of Eldorado Gold Corporation, serving as Chairman of its Audit Committee and is a member of its Compensation Committee. Mr. Gilmore is also a Director of Fronterra Copper Corporation and serves as the Chairman of its Audit Committee. Mr. Gilmore is a CPA.

5

     Sarah L. Eames, Director

     Ms. Eames, age 50, has served as a director, Audit Committee member , and Chair of the Compensation Committee for the Company since March 31, 2006. From 1997 through April 2008, Ms. Eames was employed with Allied Healthcare International, Inc., serving as President, Chief Operating Officer, Chief Executive Officer, Executive Vice President, and Deputy Chairman and Interim Chief Executive Officer. Ms. Eames also serves on the board of directors of Trinity Health, Bostwick Laboratories, Inc. and the Partners-in-Care Board of the Visiting Nursing Services of New York. Ms. Eames received her B.A. in Economics from Northwestern University and her Master in Business Administration from the University of California.

Nominee for Class III Director Whose Term Expires in 2009

     T. Kendall Hunt, Director

     Mr. Hunt, age 65, has served as a director and member of the Audit Committee of the Company since March 31, 2006. Mr. Hunt became a member of the Compensation Committee on October 26, 2007. Mr. Hunt is the founder, Chairman of the Board and Chief Executive Officer of VASCO Data Security International, Inc., a supplier of authentication and e-signature solutions and services specializing in Internet Security applications and transactions. Since June 2007, Mr. Hunt has served as a member of the Board of Directors of Victory Park Capital L.P. Mr. Hunt holds an M.B.A. degree from Pepperdine University and a B.B.A. degree from the University of Miami, Florida.

BOARD OF DIRECTORS

Communications with the Board of Directors

     Shareholders and other interested parties can communicate with the Board by mailing their communications to: Board of Directors, Global Med Technologies, Inc., 12600 West Colfax, Suite C-420, Lakewood, Colorado 80215.

Meetings

     The Board held eight meetings during the Company's fiscal year ended December 31, 2007. Although the Company does not have a formal policy regarding attendance by members of the Board at its annual meeting, the Company encourages directors to attend, but recognizes that circumstances may prevent attendance from time to time. The Company did not hold an annual meeting last year.

Committees of the Board of Directors

     Nominating Committee. The Board does not currently have a Nominating Committee. The Board believes that such committee is not necessary at this time because the Board believes that at the present time the full Board should approve all nominations to the Board. The Board does not have an express policy with regard to the consideration of director candidates recommended by the Company’s shareholders because the Board believes it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under “Shareholder Proposals to be Presented at Next Annual Meeting,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for director and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board.

     Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which is provided to the Company’s shareholders and others, the systems of internal controls which management and the Board have established, and the audit process. The Audit Committee consists of Mr. Gilmore, Ms. Eames and Mr. Hunt. Each of the members of the Audit Committee joined the Audit Committee on March 31, 2006. Mr. Gilmore serves as Chairman of the Committee and the Board has determined that Mr. Gilmore is an "audit committee financial expert" as defined by Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). The members of the Audit Committee met four times during the 2007 fiscal year. All of the Audit Committee’s members are considered independent. A current copy of the Audit Committee charter, which the Board has adopted, is available on the Company’s website at www.globalmedtech.com. A copy of the Audit Committee charter may also be obtained, free of charge, by writing to the Corporate Secretary of Global Med Technologies, Inc., 12600 West Colfax, Suite C-420, Lakewood, Colorado 80215.

     Compensation Committee. The Compensation Committee is responsible for establishing the Company’s executive officer compensation policies and administering such policies. The Compensation Committee studies, recommends and implements the amount, terms and conditions of payment of certain forms of compensation. The Company’s executive officers do not play a role in determining or recommending the amount or form of executive or director compensation. The Company and the Compensation Committee has engaged Denver Management Advisors, Inc., a compensation consulting firm, to provide guidance with respect to the compensation of the Company’s executive officers and directors. The Compensation Committee consists of Ms. Eames, Mr. Gilmore and Mr. Hunt. The members of the Compensation Committee met twice during the 2007 fiscal year. Ms. Eames serves as Chairperson of the Committee. The Compensation Committee does not have a written charter.

Compensation Committee Interlocks and Insider Participation

     Dr. Ruxin, the Company’s Chairman and Chief Executive Officer, and Mr. Marcinek, the Company’s President, Chief Operating Officer and a director were members of the Compensation Committee until October 26, 2007. As members of the Compensation Committee, they participated in deliberations with the Board concerning executive officer compensation. The employment agreements of Dr. Ruxin and the Company’s other named executive officers are determined and approved by the Board. The Compensation Committee currently consists of Ms. Eames, Mr. Gilmore and Mr. Hunt who are each independent directors.

Code of Ethics

     The Board has adopted a formal code of ethics that applies to all of the Company’s employees, officers and directors. The Code of Ethics was filed as Exhibit 10.72 to the Company’s Form S-1 Registration Statement filed with the SEC on December 6, 2004. A current copy of the Code of Ethics is available on the Company’s website at www.globalmedtech.com. A copy of the Code of Ethics may also be obtained, free of charge, by writing to the Corporate Secretary of Global Med Technologies, Inc., 12600 West Colfax, Suite C-420, Lakewood, Colorado 80215.

Director Independence

     Ms. Eames, Mr. Gilmore and Mr. Hunt are independent directors.

Director Compensation

     During the Company’s 2007 fiscal year, the Company paid its non-employee directors, who are not also employees of the Company, a fee of $1,000 for each Board meeting they attended. The non-employee members of the Board also received stock option grants valued at $25,000 based on the underlying value of the Company’s Common Stock. In addition, the chairs of the Audit Committee and the Compensation Committee each received option grants valued at $5,000 based on the underlying value of the Company’s Common Stock. These options vest ratably on a monthly basis over a one-year period. The following table sets forth summary information concerning the total compensation paid to the Company’s non-employee directors in 2007 for services to the Company:

	Fees Earned or Paid in Cash ($)	Options Awards ($)
			Total ($)
Name

Robert R
Gillmore	$8,000	$30,000	$38,000

Sarah L
Eames	$8,000	$30,000	$38,000

T. Kendall
“Ken” Hunt	$8,000	$25,000	$33,000

7

Legal Proceedings

     None of the Company’s directors are involved in legal proceedings which would have a material adverse effect on the Company.

Recommendation of the Board

      The Board recommends that the Company’s shareholders vote “FOR” the election of the five director nominees.

8

EXECUTIVE OFFICERS AND DIRECTORS

     The following sets forth the name, age and positions, of the Company’s executive officers and directors as of October 1, 2008:

Name	Age	Position	Officer or Director Since
Michael I. Ruxin, M.D.	62	Chairman of the Board and	1989
		Chief Executive Officer
Thomas F. Marcinek	54	President and Chief Operating	1998
		Officer and Director
Darren P. Craig	44	Acting Chief Financial Officer	2007
Robert R. Gilmore	56	Director	2006
Sarah L. Eames	50	Director	2006
T. Kendall “Ken” Hunt	65	Director	2006

     No Director or officer has been a party to any bankruptcy or receivership proceeding, any criminal proceeding, or has been enjoined from participating in any business, including the securities industry or otherwise during the last five years.

Officers of the Company

     Michael I. Ruxin, M.D., is the founder of the Company and has served as an officer and director of the Company since its incorporation in 1989 and is currently the Company’s Chairman and Chief Executive Officer. Dr. Ruxin received a B.A. degree from the University of Pittsburgh and a M.D. degree from the University of Southern California. Dr. Ruxin is a licensed physician in California and Colorado.

     Thomas F. Marcinek has served as a director of the Company since March 31, 2006 and as the Company’s President and Chief Operating Officer since March 1998. Mr. Marcinek received his B.A. degree from St. Mary's College of California.

     Darren Craig is the Company’s Acting Chief Financial Officer. Mr. Craig has been employed by the Company since October 2000. Mr. Craig has a Masters degree in Accounting from the University of Southern California and also received a B.S. degree in Finance from San Diego State University. Mr. Craig is a CPA.

No Family Relationships

There are no family relationships between any of the directors or executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based on information provided to the Company, and except as stated below, the Company believes that all of the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock were in compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended, during the last fiscal year. T. Kendall Hunt failed to file a Form 4 related to the receipt of an option granted during 2007. Sarah Eames failed to file a Form 3 following her election as a director, a Form 4 related to the receipt of an option granted during 2006 and a Form 4 related to the receipt of an option granted during 2007. Robert Gilmore failed to file a Form 3 following his election as a director, a Form 4 related to the receipt of an option granted during 2006 and a Form 4 related to the receipt of an option granted during 2007. Darren Craig failed to timely file a Form 3 when he became an officer of the Company.

Legal Proceedings

     In September 2002, the Company filed a lawsuit against Donnie L. Jackson, Jr., the Company’s former Vice President of Sales and Marketing. The Company alleges, among other things, that prior to his resignation in July 2002 Mr. Jackson misappropriated certain trade secrets of the Company. After leaving the Company, Mr. Jackson became a management employee of one of the Company’s competitors. On March 30, 2005, the Superior Court of the State of California in and for the County of El Dorado granted the motion for summary judgment for Donnie L. Jackson, Jr. On September 1,

2005, the Company deposited $1.004 million with the Superior Court in the State of California in the County of El Dorado. This deposit represents potential fees and attorneys’ costs the Company could be required to pay in the event the Company did not prevail on appeal. The $1.004 million is classified as a “Deposit in escrow” on the Company’s balance sheets as of December 31, 2007 and June 30, 2008. Based on external evidence and the advice of legal counsel, the Company determined that it was more likely than not that the Company would be required to pay the $1.004 million. As a result, the Company expensed the amount of the “Deposit in escrow” and set up a liability for $1.004 million. On December 2006, the summary judgment was reversed by the California Court of Appeals and the matter was remanded to the trial court. In May 2007, the $1.004 million Deposit in escrow was returned to the Company along with $80 thousand in accrued interest.

10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

     The following table presents certain information regarding the beneficial ownership of shares of Common Stock at September 2, 2008 for each executive officer and director of the Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of the Company’s Common Stock. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, a person is deemed to beneficially own a share of the Company’s Common Stock if that person has or shares voting power or investment power with respect to that share, or has the right to acquire beneficial ownership of that share within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. Percentage of beneficial ownership is based on 31,387,142 shares of Common Stock outstanding as of September 2, 2008. Shares of Common Stock subject to securities which are currently exercisable or convertible within 60 days of September 2, 2008 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not deemed outstanding for computing the percentage of any other person or entity.

		Shares of Common Stock		Percent of Common Stock Outstanding	Shares Underlying Securities		Total shares Beneficially Owned		Percentage of Shares Beneficially Owned
	Position With Company
Name and Address

Michael I. Ruxin, M.D 12600 W. Colfax Suite C-420 Lakewood, CO 80215	Chairman of the Board and Chief Executive Officer	1,287,656	(5)	4.1%	1,750,000		3,037,656		9.2%

Thomas F. Marcinek 4925 Robert J. Mathews Parkway, Suite 100 El Dorado Hills, CA 95762	Director, President and Chief Operating Officer	426,172		1.4%	1,250,000		1,676,172		5.1%

Darren P. Craig 4925 Robert J. Matthews Parkway, Suite 100 El Dorado Hills, CA 95762	Acting Chief Financial Officer
		-0-		0.0%	385,000		385,000		1.2%

Robert R. Gilmore 12600 W. Colfax Suite C-420 Lakewood, CO 80215	Director	27,559	(6)	0.1%	71,095		98,654		0.3%

Sarah L. Eames 12600 W. Colfax Suite C-420 Lakewood, CO 80215	Director	27,559	(7)	0.1%	71,095		98,654		0.3%

T. Kendall Hunt 12600 W. Colfax Suite C-420 Lakewood, CO 80215	Director	57,559	(8)	0.2%	59,246		116,805		0.4%

All Directors and Executive Officers as a Group (6 Persons)		1,826,505		5.8%	3,586,436		5,412,941		15.5%

Victory Park Capital Advisors, LLC 227 West Monroe Street Suite 3900 Chicago, IL 60606	N/A	1,394,457		4.4%	1,777,754	(9)	3,172,211	(9)	9.6	%(9)

Crestview Capital Master, LLC 95 Revere Drive, Suite A Northbrook, IL, 60062	N/A	144,800		0.5%	3,288,000	(10)	3,432,800	(10)	9.9	%(10)

Shepherd Investments International, Ltd. 3600 South Lake Drive, St Francis, WI 53235	N/A	1,374,000		4.4%	1,923,000	(11)	3,297,000	(11)	9.9	%(11)

Totals		4,739,762		15.1%	10,575,190		15,314,952		36.5%

(1)   Does not include securities exercisable or convertible into shares of Common Stock.

(2)   Based on 31,387,142 shares of Common Stock outstanding as of September 2, 2008.

(3)   This column only includes securities exercisable or convertible into shares of Common Stock within 60 days of September 2, 2008.

(4)   Applicable percentage of beneficial ownership is based on 31,387,142 shares of Common Stock outstanding as of September 2, 2008 together with securities exercisable or convertible into shares of Common Stock within 60 days of September 2, 2008. Shares of Common Stock subject to securities which are currently exercisable or convertible within 60 days of September 2, 2008 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not deemed outstanding for computing the percentage of any other person or entity.

(5)   Includes 100,000 shares of Common Stock pledged as security for a loan.

(6)   These shares represent restricted stock units that vest ratably on a monthly basis over six months and are fully vested on February 11, 2009.

(7)   These shares represent restricted stock units that vest ratably on a monthly basis over six months and are fully vested on February 11, 2009.

(8)   Includes 30,000 shares held by the T. Kendall Hunt Trust and 27,559 restricted stock units that vest ratably on a monthly basis over six months and are fully vested on February 11, 2009. Mr. Hunt, a member of the Company’s Board of Directors, is affiliated with Victory Park Capital Advisors, LLC.

(9)   Based partially on information contained in the Schedule 13G/A jointly filed by Victory Park Capital Advisors, LLC (“Victory Park”), Victory Park Master Fund, Ltd., Jacob Capital, L.L.C. and Richard Levy pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on February 14, 2008, which may not be current as of the date of this Proxy Statement. Victory Park holds warrants that would be convertible into 4,125,000 shares of Common Stock and 3,960 shares of Series A Convertible Preferred Stock that would be convertible into 5,500,000 shares of Common Stock if not for certain restrictions on conversion such that the holder may only exercise the warrants or convert the Series A Convertible Preferred Stock so the beneficial ownership by the holder (together with such holder’s affiliates) is no more than 4.99% (in the case of the warrants) or 9.99% (in the case of the Series A Convertible Preferred Stock) of the shares of Common Stock then issued and outstanding. T. Kendall Hunt, a member of the Company’s Board of Directors, is a member of the Board of Directors of Victory Park Capital L.P. and the shares beneficially owned by Mr. Hunt set forth above were included in the calculation of the 9.99% conversion limitation. Victory Park Capital Advisors, LLC is the investment manager for Victory Park Master Fund, Ltd. Jacob Capital, L.L.C. is the manager of Victory Park Capital Advisors, LLC. Richard Levy is the sole member of Jacob Capital, L.L.C.

(10)   Based partially on information contained in the Schedule 13G/A jointly filed by Crestview Capital Master, LLC (“Crestview”) and Crestview Capital Partners, LLC (“Crestview Partners”) pursuant to the Exchange Act on February 14, 2008, which may not be current as of the date of this Proxy Statement. Crestview holds warrants that would be convertible into 2,833,334 shares of Common Stock and 1,460 shares of Series A Convertible Preferred Stock that would be convertible into 2,027,778 shares of Common Stock if not for certain restrictions on conversion such that the holder may only exercise the warrants or convert the Series A Convertible Preferred Stock so the beneficial ownership by the holder (together with such holder’s affiliates) is no more than 4.99% (in the case of the warrants) or 9.99% (in the case of the Series A Convertible Preferred Stock) of the shares of Common Stock then issued and outstanding. Crestview Partners is the sole manager of Crestview, and as such has the power to direct the vote and to direct the disposition of investments beneficially owned by Crestview, including the Common Stock, and thus may also be deemed to beneficially own the Common Stock beneficially owned by Crestview. Stewart Flink, Robert Hoyt and Daniel Warsh, each of whom are United States citizens, are the managers of Crestview Partners, and as such may be deemed to share the power to vote and to dispose of investments beneficially owned by Crestview Partners, including the Common Stock; however each expressly disclaims beneficial ownership of such shares of Common Stock.

(11)   Based partially on information contained in the Schedule 13G/A jointly filed by Michael A. Roth and Brian J. Stark with respect to shares held by Shepherd Investments International, Ltd. (“Shepherd”) pursuant to the Exchange Act on February 14, 2008, which may not be current as of the date of this Proxy Statement. Shepard holds warrants that would be convertible into 2,125,000 shares of Common Stock and 2,040 shares of Series A Convertible Preferred Stock that would be convertible into 2,833,333 shares of Common Stock if not for certain restrictions on conversion such that the holder may only exercise the warrants or convert the Series A Convertible Preferred Stock so the beneficial ownership by the holder (together with such holder’s affiliates) is no more than 4.99% (in the case of the warrants) or 9.99% (in the case of the Series A Convertible Preferred Stock) of the shares of Common Stock then issued and outstanding. Michael A. Roth and Brian J. Stark direct the management of Stark Offshore Management, LLC (“Stark Offshore”), which acts as the investment manager and has sole power to direct the management of Shepherd. As the managing members of Stark Offshore, Michael A. Roth and Brian J. Stark possess voting and dispositive power over all of the foregoing shares. Michael A. Roth and Brian J. Stark disclaim beneficial ownership of the shares.

12

EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth information regarding compensation paid to the Company’s Chief Executive Officer and the other executive officers of the Company who received in excess of $100,000 of salary and bonus from the Company during the three years ended December 31, 2007:

SUMMARY COMPENSATION TABLE

				Option Awards ($)	All Other Compensation ($)
Name and Principal Position		Salary ($)	Bonus ($)				Total ($)
	Year

Michael I Ruxin, M.D.	2007	$367,500	102,000	-	14,819	(1)	$484,319
Chairman and CEO	2006	$351,714	-	-	20,044	(2)	$371,758
	2005	$290,866	50,000	287,500	19,379	(3)	$647,745

Thomas F. Marcinek,	2007	$260,000	73,000	-	6,558	(4)	$339,558
President and COO	2006	$259,037	-	-	6,671	(5)	$265,708
	2005	$204,616	25,000	287,500	8,288	(6)	$525,404

Darren P. Craig,	2007	$149,039	23,000	-	-		$172,039
Acting Chief Financial
Officer
(1)	Dr. Ruxin received $5,912 in life insurance premiums, an annual car allowance of $6,233, and $2,674 in medical reimbursements.

(2)	Dr. Ruxin received $5,912 in life insurance premiums, an annual car allowance of $9,183, and $4,949 in medical reimbursements.

(3)	Dr. Ruxin received $5,912 per annum in life insurance premiums and an annual car allowance of $9,810, and $3,652 in medical reimbursements.

(3)	Dr. Ruxin received $5,912 per annum in life insurance premiums and an annual car allowance of $8,459.

(4)	Mr. Marcinek received a $5,400 per year car allowance and $1,158 in medical reimbursements.

(5)	Mr. Marcinek received a $5,400 per year car allowance and $1,271 in medical reimbursements.

(6)	Mr. Marcinek received a $5,400 per year car allowance and $2,888 in medical reimbursements.

     None of the executive officers or employees received non-equity incentive plan or deferred compensation for any of the periods listed above.

13

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

			Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable

					Option Exercise Price ($)	Option Expiration Date
Name
					Maximum ($)	Threshold ($)

Michael I. Ruxin,	1,000,000	(1)	-		$0.75	8/27/2008
M.D. Chairman and
CEO	250,000	(1)	-		$0.75	8/27/2008
	1,000,000		-		$0.56	10/12/2009
	500,000		-		$0.58	10/25/2012
	250,000		-		$1.15	12/16/2015

Thomas F. Marcinek,	315,000	(2)	-		$0.75	8/27/2008
President and COO	150,000	(2)	-		$0.75	8/27/2008
	500,000		-		$0.56	10/12/2009
	500,000		-		$0.58	10/12/2012
	250,000		-		$1.15	12/16/2015

Darren P. Craig, Acting
Chief Financial Officer	50,000		-		$1.05	10/23/2010
	150,000		-		$0.58	10/25/2012
	185,000		315,000	(3)	$1.15	12/16/2015

     (1)      On August 21, 2008, Dr. Ruxin acquired 455,508 shares of the Company's common stock upon the cashless exercise of options to purchase 1,250,000 shares of the Company’s common stock.

     (2)      On August 26, 2008, Mr. Marcinek acquired 55,339 shares of the Company's common stock upon the cashless exercise of options to purchase 149,667 shares of the Company’s common stock. On August 25, 2008, August 21, 2008 and January 8, 2008, Mr. Marcinek acquired 249,333, 48,000 and 18,000 shares, respectively, upon the exercise of options to purchase shares of the Company’s common stock.

     (3)      Such options will vest at a rate of 45,000 per year on December 16 of each year this individual is an employee of the Company from 2008 through 2014.

     During 2007, there were no plan-based grants, no option exercises or vesting, no pension benefits accrued, and no non-qualified deferred compensation for the executive officers of the Company. In addition, there were no stock-based awards outstanding as of December 31, 2007.

Stock Option Plans and Other Issuances

     In the second quarter of 2001, the Company adopted the 2001 Stock Option Plan (“2001 Plan”). The 2001 Plan provided for the issuance of options to purchase up to 15 million registered shares of Common Stock to employees, officers, directors and consultants of the Company. Options may be granted as incentive stock options or as nonqualified stock options. Only employees of the Company are eligible to receive incentive stock options. The 2001 Plan expires on December 28, 2010. In June 2003, the Board approved a change in the 2001 Plan. The Board authorized an amendment to the 2001 Plan reducing the number of shares of Common Stock reserved and authorized for issuance by 5 million. Effective in June 2003, the total number of shares of Common Stock approved for issuance under the 2001 Plan as authorized by the Board was reduced from 15 million to 10 million. The Company filed an amendment to the existing Form S-8 Registration Statement for the 2001 Plan to effect this change on May 20, 2004. As of December 31, 2007, options to purchase 6.166 million shares of the Company’s Common Stock at a weighted average exercise price of $0.90 per share were outstanding under the 2001 Plan, of which 5.110 million options to purchase shares were exercisable at December 31, 2007. Options granted under the Plan typically vest on a straight-line basis, based on schedules as determined by the Board upon grant and generally expire ten years after grant. During the year ended December 31, 2007, the Company issued 117,000 stock options under the 2001 Plan, 11,000 were exercised, and 51,000 were cancelled.

     In June 2003, the Board approved the 2003 Stock Option Plan (“2003 Plan”). The 2003 Plan provides for the issuance of stock options exercisable to purchase up to 5 million shares of the Company’s Common Stock to employees, officers, directors and consultants. The Board of Directors also approved the inclusion of options to purchase approximately 4.707 million shares under the 2003 Plan that were issued to such persons prior to the adoption of the 2003 Plan and lacked registration rights. The Company filed a Form S-8 Registration Statement to register the 5 million shares issuable under the 2003 Plan on May 20, 2004. As of December 31, 2007 there were options to purchase approximately 3.721 million shares outstanding under this plan with exercise prices ranging from $0.45 to $1.50 per share. The weighted- average exercise price of these options is $0.68. All of these options were exercisable as of December 31, 2007.

     The Second Amended and Restated Stock Option Plan (the “Plan”) provides for the issuance of options to purchase up to 2.2 million registered shares of Common Stock to employees, officers, directors and consultants of the Company. Options may be granted as incentive stock options or as nonqualified stock options. Only employees of the Company are eligible to receive incentive stock options. As of May 31, 2000, options could no longer be issued under this Plan. As of December 31, 2007, options to purchase 637,000 shares of the Company’s Common Stock at a weighted average exercise price of $0.80 per share were outstanding under the Plan, of which all of these options to purchase shares were exercisable at December 31, 2007.

     The Company also periodically grants options to purchase shares of registered Common Stock. The shares underlying these options are not registered under the Securities Act. As of December 31, 2007, there were outstanding options to purchase 300,000 shares of Common Stock at a weighted-average exercise price of $0.92 per share. Of these options, 238,000 were exercisable as of December 31, 2007.

Option Grants Table

      During 2007 and 2006, no options were granted to the Company’s executive officers.

			Number of Unexercised Options at Year-end Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at year-end ($) Exercisable/ Unexercisable (1)

Shares Acquired on Exercise

Name		Realized

Michael I. Ruxin, M.D.	--	--	3,000,000 / 0	$1,182,500 / 0

Thomas F. Marcinek	35,000	$13,360	1,715,000 / 0	663,450 / 0

Darren P. Craig	-	--	385,000/315,000	76,500/0

(1)      Based on the closing price of the Company’s Stock of $1.08 per share on December 31, 2007.

Long-Term Incentive Plan (“LTIP”) Awards Table

      No Options were granted during 2007 to Dr. Ruxin, Mr. Marcinek or Mr. Craig.

Employment Agreements and Other Arrangements

     On November 1, 2002, the Company entered into an Employment Agreement with Dr. Ruxin that expired on August 1, 2008. The employment agreement provided for an initial annual base salary of $275,000. The employment agreement also provided that Dr. Ruxin’s salary would be reviewed on an annual basis and if his performance was deemed satisfactory, he would receive a minimum 7.5% cost of living increase. The employment agreement further provided that Dr. Ruxin could also be entitled to receive incentive compensation of up to 200% of his base salary. The employment agreement also provided for the grant to Dr. Ruxin of an option to purchase 500,000 shares of the Company’s Common Stock. This option has an exercise price of $0.58 per share. The option is fully vested. Dr. Ruxin was also entitled to participate in all of the Company’s employee benefit plans and employee benefits and the Company was to pay the premiums for health and dental insurance for Dr. Ruxin and his family. The Company was also to pay the premium on two life insurance policies for Dr. Ruxin, one with a death benefit of $1,000,000 and the other with a death benefit of $3,000,000. The Company was the owner and beneficiary of the first policy and Dr. Ruxin was to desigate the owner and beneficiary of the second policy. Dr. Ruxin was also entitled to receive a disability policy equal to his base salary. Total insurance premiums paid by the Company were not to exceed $10,740 per year. Dr. Ruxin was also to be provided with a car provided that monthly operating costs were not to exceed $1,200 with total operating cots of the car to be paid 80% by the Company and 20% by Dr. Ruxin.

     On December 16, 2005, the Company issued Dr. Ruxin an option to purchase 250,000 shares of Common Stock at an exercise price of $1.15 per share, the fair market value on the date of grant, all of which vested immediately.

     On July 30, 2008, the Company entered into a new employment agreement with Dr. Ruxin. The employment agreement has an initial term from August 1, 2008 through August 1, 2009, which initial term automatically renews for additional one year periods. The employment agreement provides for an annual base salary of $432,062, which salary is to be reviewed on an annual basis. The employment agreement further provides that Dr. Ruxin may also be entitled to incentive compensation based on objectives established by the Board. Dr. Ruxin is also entitled to participate in all of the Company’s employee benefit plans and employee benefits and the Company is to pay the premiums for health and dental insurance for Dr. Ruxin and his family. The Company also pays the premium on a life insurance policy for Dr. Ruxin with a death benefit of $1,000,000 of which the Company is the owner and beneficiary. Dr. Ruxin is also entitled to receive a disability policy equal to his base salary.

     In the event of Dr. Ruxin’s death, temporary or permanent disability or resignation, Dr. Ruxin would be entitled to receive all compensation and benefits through the date of termination.

     In the event that the employment agreement is terminated by the Company for cause, Dr. Ruxin would be entitled to receive his base salary through the date of termination. In addition, provided that Dr. Ruxin was employed by the Company on the last day of each applicable fiscal year, Dr. Ruxin would be entitled to receive a lump sum cash amount equal to any accrued but unpaid incentive compensation for the previous fiscal year.

     In the event that the employment agreement is terminated by Dr. Ruxin for good reason, or by the Company for any reason other than cause or the temporary or permanent disability of Dr. Ruxin, then Dr. Ruxin would be entitled to the continuation of his base salary and benefits for 24 months following the date of termination. In addition, Dr. Ruxin would be entitled to receive a single lump-sum cash amount equal to any accrued but unpaid incentive compensation pro-rated through the date of termination for the previous fiscal year. In addition, all unvested options would immediately become vested as of the date of termination.

     In the event that Dr. Ruxin or the Company terminates the employment agreement without cause, the employment agreement is not renewed for an additional term, Dr. Ruxin terminates the employment agreement for good reason or upon Dr. Ruxin’s death or disability then all fully vested stock options would be exercisable by Dr. Ruxin (or his estate or guardian) within the six month period following such termination. In the event that the employment agreement is terminated by the Company for cause or by Dr. Ruxin without good reason then all unvested options would be forfeited and all vested options would remain exercisable for the 90 day period following such termination.

     On November 4, 2002, the Company entered into an Employment Agreement with Thomas F. Marcinek that provides for a five year employment term commencing on November 2, 2003 and ending on November 2, 2008. The employment agreement provides for an initial annual base salary of $175,000. The employment agreement also provides that Mr. Marcinek’s salary shall be reviewed on an annual basis and if his performance is deemed satisfactory, he may receive a minimum 7.5% cost of living increase. In addition, Mr. Marcinek shall be eligible for a performance increase. The employment agreement further provides that Mr. Marcinek may also be entitled to receive incentive compensation of up to 50% of his base salary. Mr. Marcinek is also entitled to participate in all of the Company’s employee benefit plans and employee benefits and the Company is to pay the premiums for health and dental insurance for Mr. Marcinek and his family. Mr. Marcinek is also to be provided with a car allowance of $450 per month. Following the termination of the employment agreement by the Company for any reason other than cause, death, or the temporary or permanent disability of Mr. Marcinek, Mr. Marcinek shall be entitled to compensation and benefits for 24 months following the date of termination or the remainder of the contract, whichever is less.

16

     The employment agreement also provided for the grant to Mr. Marcinek of an option to purchase 500,000 shares of the Company’s Common Stock. This option has an exercise price of $0.58 per share. The option is fully vested.

     On December 16, 2005, the Company issued Mr. Marcinek an option to purchase 250,000 shares of Common Stock at an exercise price of $1.15 per share, the fair market value on the date of grant, all of which vested immediately.

     The Compensation Committee is responsible for recommending the salary and other incentive compensation for executive officers. For the year ended December 31, 2007, the Compensation Committee recommended certain bonus levels for the Company’s executive officers that were based on achieving certain revenue and pre-tax income targets. Based on the recommendations of the Compensation Committee and the approval of the Board, Dr. Ruxin, Mr. Marcinek, and Mr. Craig received cash bonuses of approximately $102,000, $73,000, and $23,000, respectively, based on the Company’s operating results for 2007.

     The Company is currently in negotiations with Mr. Marcinek with respect to the renewal of his employment agreement. The Company anticipates that Mr. Marcinek’s base salary under the agreement will be $285,500.

Certain Relationships and Related Transactions

     The Board has adopted resolutions that no business transaction, loan or advance will be made by the Company to any officer, director or holder of more than 5% of the Company’s Common Stock, or any affiliate thereof, unless it has been established that a bona fide business purpose exists, that all future transactions between the Company and its officers, directors, or principal shareholders, or any affiliate of any of such person, must be approved or ratified by a majority of the disinterested directors of the Company, and the terms of such transaction must be no less favorable to the Company than could have been realized by the Company in an arms-length transaction with an unaffiliated person. The Company believes that all ongoing transactions with the Company’s affiliates are on terms no less favorable than could be obtained from unaffiliated third parties.

     The Board adopted a resolution in July 1996 that provides that the areas of business in which the Company shall be interested for the purpose of the doctrine of corporate opportunities shall be the business of information management software products and services. Any business opportunity which falls within such areas of interest must be brought to the attention of the Company for acceptance or rejection prior to any officer or director of the Company taking advantage of such opportunity. Any business opportunity outside such areas of interest may be entered into by any officer or director of the Company without the officer or director first offering the business opportunity to the Company.

     The following Directors are independent: T. Kendall Hunt, Sarah L. Eames, and Robert R. Gilmore. Michael I. Ruxin, the Company’s Chairman and Chief Executive Officer, and Thomas R. Marcinek, the Company’s President and Chief Operating Officer, are not independent.

Equity Compensation Plan Information

The following table details equity securities authorized for issuance as of December 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Equity plans approved by the
shareholders

2001 Stock Option Plan	6,165,602	$0.90	3,761,398
Compensation Plan	-	-	830,000

Equity plans not approved by the
shareholders
Stock Options	4,658,000	0.71	813,992
Warrants	12,340,626	0.69	-
Total	23,164,228	0.75	5,405,390

The number of common shares available for issuance or already issued under the terms of the existing stock option grants or under the stock option plan and stock compensation plan are subject to adjustment under certain conditions that include the declaration of stock dividends, or stock splits, etc.

18

PROPOSAL NO. 2 – TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO PERMIT SHAREHOLDERS TO TAKE ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT

     The purpose of this proposal is to adopt an amendment to the Company’s Amended and Restated Articles of Incorporation to permit the Company’s shareholders to act by less than unanimous written consent.

Overview

     The amendment, if approved by the Company’s shareholders, would become effective upon the Company’s filing an amendment to its Amended and Restated Articles of Incorporation with the Colorado Secretary of State which the Company anticipates filing as soon as reasonably practicable after the Meeting. The proposed amendment to the Company’s Amended and Restated Articles of Incorporation is attached as Exhibit A to this Proxy Statement.

     For the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to permit shareholders to take action by less than unanimous written consent, the affirmative vote of a majority, as of the Record Date, of the outstanding shares of Common Stock and Series A Preferred Stock (on an as converted basis) voting together as a single class will be required.

Authorization for Shareholder Action by Written Consent

     Historically, the Colorado Business Corporation Act did not permit shareholders to act by written consent in lieu of a meeting of shareholders other than unanimously. In 2005 the Colorado General Assembly revised this prohibition so that, if permitted by its articles of incorporation, a corporation’s shareholders could act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a valid meeting of the shareholders of the corporation.

     The Company’s Amended and Restated Articles of Incorporation currently do not contain a provision permitting the Company’s shareholders to act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a valid meeting of the shareholders of the Company.

     The Board believes the authorization for shareholder action by less than unanimous written consent is necessary to provide the Company with the flexibility to act in the future, if the necessity arises, without the delay and expense associated with calling a special meeting of shareholders. Delays in calling a meeting and distributing meeting materials, including notice of a meeting, might deny the Company the flexibility that the Board views as important in facilitating the operations of the Company. This amendment would not relieve the Company of complying with federal and state securities laws with respect to solicitation of votes.

     This new provision to the Company’s Amended and Restated Articles of Incorporation would permit the holders of the minimum number of votes that would be necessary to authorize or take action at a valid meeting of the Company’s shareholders to act without a meeting. Thus, the holders of the Company’s securities comprising a majority of the votes outstanding, acting by written consent and without prior notification to the other holders of the Company’s voting securities, could bind the Company to any matter to the same extent to which a majority vote at a shareholder meeting could bind the Company. An adverse effect of this amendment would be to permit the holder or holders of a sufficient number of votes to approve proposals that require shareholder approval without prior notice to the minority shareholders.

Recommendation of the Board

     The Board recommends that the Company’s shareholders vote “FOR” the amendment of the Company’s Amended and Restated Articles of Incorporation.

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PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL 2008

     The Audit Committee has selected Ehrhardt Keefe Steiner & Hottman PC (“Ehrhardt Keefe”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2008. Shareholder ratification of the Audit Committee’s selection of Ehrhardt Keefe is not required by the Company’s bylaws or any other governing documents or laws. As a matter of good corporate governance, the Company is submitting the selection of Ehrhardt Keefe to the Company’s shareholders for ratification. If the Company’s shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ehrhardt Keefe. Even if the selection is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if they determine that such a change would be in the Company’s best interests and those of our shareholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of Ehrhardt Keefe. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as votes against the proposal. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this Proposal has been approved.

     The Company has been advised that a representative of Ehrhardt Keefe Steiner & Hottman PC will be present, via teleconference, at the Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

Recommendation of the Board

     The Board recommends that the Company’s shareholders vote “FOR” the ratification of the selection of Ehrhardt Keefe to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2008.

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AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is composed of three independent directors. The Audit Committee operates under a written charter adopted by the Board which is available on the Company’s website at www.globalmedtech.com.

     The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. The members of the Audit Committee consist of independent directors Robert R. Gilmore, T. Kendall Hunt and Sarah L. Eames. Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The Company’s independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and Ehrhardt Keefe, the Company’s independent auditors. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Ehrhardt Keefe the matters required to be discussed by Statement on Auditing Standards No. 61(Communication with Audit Committees). These matters included a discussion of Ehrhardt Keefe’s judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

     Ehrhardt Keefe also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ehrhardt Keefe that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007, for filing with the SEC.

     The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

The Audit Committee:

Mr. Robert R. Gilmore (Chairman)
Ms. Sarah L. Eames
Mr. T. Kendall Hunt

Fees of Independent Registered Accounting Firm

     The following table presents fees for professional services rendered by Ehrhardt Keefe for the audit of the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 and fees billed for other services rendered by Ehrhardt Keefe during those periods.

		Years Ended

		2007	2006
Audit Fees (1)		$111,088	$42,500
Audit-Related Fees (2)		$34,892	$125,845
All Other Fees(4)	$	---	$26,650

(1)	Audit Fees: represents the aggregate fees billed or to be billed for professional services rendered for the audits of the Company’s annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such periods, or for services that are normally provided in connection with statutory and regulatory filings or engagements.

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(2)	Audit-Related Fees: represents the aggregate fees billed or to be billed for assurance and related services, that are reasonably related to the performance of the audit or review of the Company’s financial statements, but are not included as Audit Fees.

(3)	Tax Fees: represents the aggregate fees billed or to be billed for professional services rendered for U.S. federal, state and foreign tax compliance, tax advice and tax planning.

(4)	All Other Fees: represents the aggregate fees billed or to be billed consisting of permitted non-audit services.

All of these services for fiscal years 2007 and 2006 were pre-approved by the Audit Committee. The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement.

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MANNER IN WHICH THE PROXIES WILL BE SOLICITED AND VOTED

     The cost of soliciting proxies will be borne by the Company. Officers and regular associates of the Company may, but without compensation other than their regular compensation, solicit proxies by additional mailings, personal conversations, telephone, facsimile, or electronically. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of Common Stock. Other proxy solicitation expenses that the Company will pay include those for preparation, mailing and tabulating the proxies.

     Management knows of no other matter that may come up for action at the Meeting. However, if any other matter properly comes before the Meeting, the proxies named on the enclosed proxy will vote in accordance with their judgment upon such matter. Votes cast by proxy or in person at the Meeting will be tabulated by the Inspector of Elections with the assistance of the Company’s transfer agent.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Any proposal to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's principal office no later than February 16, 2009, in order to be considered for inclusion in the Company's proxy materials for such meeting. Any such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act, and be submitted in writing and addressed to the attention of the Company's Corporate Secretary at 12600 West Colfax, Suite C-420, Lakewood, Colorado 80215. Inclusion of shareholder proposals in the Company’s Proxy Statement for a meeting also requires satisfaction of certain conditions established by the Commission.

OTHER MATTERS

     The Board knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting said proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendations of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports and other information with the SEC. Such reports and other information filed by the company may be inspected and copied at the SEC’s public reference room at One Station Place, 100 F Street NE, Washington, DC 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago Illinois. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings, including this Proxy Statement, are also available to you on the SEC’s website at www.sec.gov .

By Order of the Board of Directors,

Michael I. Ruxin, M.D.
Chairman of the Board and Chief Executive Officer

Lakewood, Colorado
Date: _______, 2008

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EXHIBIT A

GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation

ATTACHMENT TO ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

     This Attachment to Articles of Amendment to the Amended and Restated Articles of Incorporation of Global Med Technologies, Inc., a Colorado corporation (the “Corporation”) is to be attached to and made a part of the Articles of Amendment filed pursuant to §§ 7-90-301 and 7-110-106, C.R.S.

      The amendment is as follows:

     An additional paragraph is added to Article VII of the Amended and Restated Articles of Incorporation, reading as follows:

     Notwithstanding anything to the contrary in these Amended and Restated Articles of Incorporation, any matter to be approved by the Corporation’s shareholders, whether pursuant to these Amended and Restated Articles of Incorporation, the Bylaws of the Corporation, the Colorado Business Corporation Act or any other applicable law or regulation, may, in lieu of being approved by vote of the shareholders of the Corporation at an annual or special meeting, be approved if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted deliver to the Corporation a written consent to such action in accordance with § 7-107-104 of the Colorado Business Corporation Act.

PROXY CARD GLOBAL MED TECHNOLOGIES, INC. 12600 West Colfax, Suite C-420 Lakewood, Colorado 80215

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
AND “FOR” PROPOSALS 2 AND 3.

     The undersigned hereby appoints Michael I. Ruxin, M.D. and Thomas F. Marcinek (or any substitute as they may appoint), as proxy, to represent the undersigned and to vote all shares of common stock and Series A Convertible Preferred Stock of Global Med Technologies, Inc., a Colorado corporation (the “Company”), which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Shareholders to be held on Wednesday, November 12, 2008 at 3:00 p.m., Central time (the “Meeting”), at VASCO Data Security International, Inc., 1901 S. Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 or any adjournment or postponement thereof, upon all matters coming before the Meeting.

1.   ELECTION OF DIRECTORS: To elect (i) Michael I. Ruxin, M.D. and Thomas F. Marcinek as Class I Directors to serve for a three-year term expiring in 2011, (ii) Robert R. Gilmore and Sarah L. Eames as Class II Directors to serve for a two-year term expiring in 2010, and (iii) T. Kendall Hunt as a Class III Director to serve for a one-year term expiring in 2009, each to serve on the Company’s Board of Directors until their successors are duly elected and qualified.

FOR ALL	WITHHOLD AUTHORITY	FOR ALL, EXCEPT
nominees listed above	to vote For All nominees listed above	☐
☐	☐	to withhold authority to vote,
mark “For All Except"
and write the Nominee’s name on the
line below

2.   AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION: To approve an amendment to the Company’s Amended and Restated Articles to permit shareholders to take action by less than unanimous written consent.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, the proxy will be voted for Proposals 1, 2 and 3 above.

DATED: _________________________________________________  , 2008

_______________________________________________________________________________
                                                                                       Signature
_______________________________________________________________________________
                                                                           Signature if held jointly

Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.